UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 3, 2011

CUBESMART
CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000, Wayne, Pennsylvania 19087
(Address of Principal Executive Offices)

(610) 293-5700
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We refer to our Current Report on Form 8-K filed on November 9, 2011 (the “Prior Form 8-K”).  As indicated in the Prior Form 8-K, on November 3, 2011, CubeSmart, L.P., a Delaware limited partnership (the “Operating Partnership”), the operating partnership through which CubeSmart, a Maryland real estate investment trust (“CubeSmart” or the “Company” and together with the Operating Partnership, “we”) operates, acquired 16 unencumbered properties from Storage Deluxe. We acquired these properties as part of our agreement to acquire from Storage Deluxe a portfolio of 22 open and operating self-storage facilities that contain an aggregate of approximately 1.6 million rentable square feet (the “Storage Deluxe Acquisition”).  As indicated in the Prior Form 8-K, we anticipate closing on the acquisition of the remaining properties comprising the Storage Deluxe Acquisition during the first quarter of 2012, except that closing under two of these remaining properties may be further extended in order to secure certain third party consents.

We hereby amend the Prior Form 8-K to include in Item 9.01 thereof required financial statements, pro forma financial information and the consent of our independent registered public accounting firm, KPMG LLP.  We are not affiliated with the seller of the properties, and the purchase price under the purchase agreement was determined by arm’s-length negotiation between us and Storage Deluxe.  We based our determination of the purchase price on the expected cash flow, physical condition, location and tenancies of the properties.  After reasonable inquiry, other than as disclosed in the notes to our pro forma financial statements included herein, we are not aware of any material factors relating to the properties that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01  Financial Statements and Exhibits.

(a)                               Financial Statements of Businesses Acquired.

(b)                               Pro Forma Financial Information.

(d)                               Exhibits.

23.1                       Consent of KPMG LLP.

23.2                       Consent of KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Timothy M. Martin
	Name:	Timothy M. Martin
	Title:	Chief Financial Officer

Date: January 19, 2012

CUBESMART, L.P.

By: CUBESMART, its general partner

	By:	/s/ Timothy M. Martin
	Name:	Timothy M. Martin
	Title:	Chief Financial Officer

Date: January 19, 2012

Report of Independent Registered Public Accounting Firm

The Board of Trustees, Shareholders and Partners of
CubeSmart and CubeSmart, L.P.:

We have audited the accompanying Combined Statement of Revenues and Certain Expenses (Historical Summary) of the Storage Deluxe Portfolio (the Properties) for the year ended December 31, 2010. This Historical Summary is the responsibility of management of CubeSmart and CubeSmart, L.P. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for the inclusion in a Form 8-K/A of CubeSmart and CubeSmart, L.P., to be filed with the Securities and Exchange Commission, as described in note 2. It is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 2 of the Storage Deluxe Portfolio for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

January 19, 2012

STORAGE DELUXE PORTFOLIO

Combined Statement of Revenues and Certain Expenses

Nine-month period ended September 30, 2011 (unaudited) and year ended December 31, 2010

(amounts in thousands)

	Nine months
	ended
	September 30,	Year ended
	2011	December 31,
	(unaudited)	2010

Revenues:
Rental income	$23,899	$29,933
Other property related income	4,042	4,910

Total revenues	27,941	34,843

Certain Expenses:
Property operating expenses	7,002	9,256
Payroll expense	2,836	3,382
Interest expense	3,194	1,400

Total certain expenses	13,032	14,038

Excess of revenues over certain expenses	$14,909	$20,805

See accompanying notes to Combined Statement of Revenues and Certain Expenses

STORAGE DELUXE PORTFOLIO

Notes to Combined Statement of Revenues and Certain Expenses

Nine-month period ended September 30, 2011 (unaudited) and year ended December 31, 2010

(1)                              Business

The Storage Deluxe Portfolio (the Portfolio) consists of 22 self-storage properties (the Properties) located in New York, Connecticut and Pennsylvania. CubeSmart, through CubeSmart, L.P., acquired 16 properties in the Portfolio on November 3, 2011, from Storage Deluxe, an unaffiliated third party.  Cubesmart anticipates closing on the acquisition of the remaining properties during the first quarter of 2012, except that closing under two of these remaining properties may be further extended in order to secure certain third party consents.  One of the 16 properties acquired on November 3, 2011 was constructed during 2010 and 2011, and placed into service in September 2011.  Therefore, operating results for 2010 and 2011 are not comparable and have been excluded from the 2010 results.

(2)                              Basis of Presentation

The Combined Statement of Revenues and Certain Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (SEC) and for inclusion in the Current Report on Form 8-K/A of CubeSmart and CubeSmart, L.P. filed with the SEC and is not intended to be a complete presentation of the Properties’ revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the period presented. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2011 has been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) for interim financial information. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2011 is not necessarily indicative of the expected results for the entire year ended December 31, 2011.

(3)                              Revenues

The self-storage space at the Properties is leased to individual tenants under lease agreements, which generally are month-to-month.  Management has determined that all of these leases are operating leases.  Rental income is recognized in accordance with the terms of the leases.  Other property related income consists of late fees, administrative charges, tenant insurance commissions, sales of storage supplies and other ancillary revenues and is recognized in the period in which it is earned.

(4)                              Certain Expenses

Certain expenses include only those expenses expected to be comparable to the proposed future operations of the Properties.  These expenses, which include payroll, utilities, real estate taxes and interest expense related to assumed debt, are charged as incurred. Expenses such as management fees, general and administrative expense, depreciation and amortization expense are excluded from the Historical Summary.

In connection with the acquisition, CubeSmart, through CubeSmart, L.P., assumed ground leases on four of the properties, and will assume one additional ground lease with the remaining closing.  Ground lease expense is recognized on a straight-line basis over the lease term, and for the year ended December 31, 2010 was $1.1 million.  Total future minimum rental payments due under operating leases, with remaining lease terms ranging from 35 to 44 years, as of December 31, 2010, were as follows (in thousands):

2011	$1,109
2012	1,117
2013	1,118
2014	1,131
2015	1,152
2016 and thereafter	52,812
Total	$58,439

(5)                              Interest Expense

Interest expense as of September 30, 2011 and December 31, 2010 consists of interest related to the following mortgage loans which will be assumed by the Company in connection with the acquisition (in thousands):

	September 30, 2011 (unaudited)	December 31, 2010

135th Street	$29,819	$-
Bartow	24,897	-
Wilton	13,317	13,457
New Rochelle	9,301	9,519
Southern	9,273	9,388
Boston Road	3,255	3,296
	$89,862	$35,660

(a)       135th Street

This mortgage loan, dated May 26, 2011, had an original balance of $30.0 million. The mortgage loan balance is approximately $29.9 million (unaudited) as of September 30, 2011.  The loan bears an interest rate of 5.3%, has a maturity date of June 1, 2021, and has monthly payments of principal and interest totaling $180,660.

(b)      Bartow

This mortgage loan, dated May 9, 2011, had an original balance of $25.0 million. The mortgage loan balance is approximately $24.9 million (unaudited) as of September 30, 2011. The loan bears an interest rate of 5.3%, has a maturity date of June 1, 2021, and has monthly payments of principal and interest totaling $138,826.

(c)       Wilton Mortgage Loan

This mortgage loan was entered into prior to 2010 and had an original balance of $13.5 million. The mortgage loan balance is approximately $13.3 million (unaudited) and $13.5 million, as of September 30, 2011 and December 31, 2010, respectively. The loan bears an interest rate of 5.17%, has a maturity date of August 11, 2015, and has monthly payments of principal and interest totaling $73,880.

(d)      New Rochelle Mortgage Loan

This mortgage loan was entered into prior to 2010 and had an original balance of $10.8 million. The mortgage loan balance is approximately $9.3 million (unaudited) and $9.5 million, as of September 30, 2011 and December 31, 2010, respectively. The loan bears an interest rate of 5.9%, has a maturity date of January 1, 2015, and has monthly payments of principal and interest totaling $68,926.

(e)      Southern Mortgage Loan

This mortgage loan, dated October 5, 2010, had an original balance of $9.4 million. The mortgage loan balance is approximately $9.3 million (unaudited) and $9.4 million, as of September 30, 2011 and December 31, 2010, respectively. The loan bears an interest rate of 5.45%, has a maturity date of November 1, 2020, and has monthly payments of principal and interest totaling $54,604.

(f)          Boston Road Mortgage Loan

This mortgage loan, dated October 5, 2010, had an original balance of $3.3 million. The mortgage loan balance is approximately $3.3 million (unaudited) and $3.3 million, as of September 30, 2011 and December 31, 2010, respectively. The loan bears an interest rate of 5.45%, has a maturity date of November 1, 2020, and has monthly payments of principal and interest totaling $19,169.

(6)                              Subsequent Events

Subsequent to December 31, 2010 and through January 19, 2012, the date through which management evaluated subsequent events and on which date the Historical Summary was available to be issued, management did not identify any subsequent events requiring additional disclosure.

CUBESMART

Pro Forma Condensed Consolidated Financial Information

Nine Months Ended September 30, 2011 and Year Ended December 31, 2010 (unaudited)

The following unaudited pro forma Condensed Consolidated Balance Sheet of CubeSmart (the Company) as of September 30, 2011 and unaudited pro forma Condensed Consolidated Statements of Operations of the Company for the year ended December 31, 2010 and the nine months ended September 30, 2011 have been prepared as if the acquisition from Storage Deluxe of a portfolio of 22 open and operating self-storage facilities (the Properties) had occurred on September 30, 2011 for the pro forma consolidated balance sheet and on January 1, 2010, for both pro forma condensed consolidated statements of operations.  The unaudited pro forma financial information has been prepared as if proceeds from the Company’s common and preferred offerings, borrowings from the Company’s unsecured credit facility and assumption of debt encumbering certain acquired properties had occurred on September 30, 2011.

Such unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto, which were filed as part of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and the Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.  The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of the results of operations of the Company that would have been attained had the acquisitions of the Properties been completed on the dates indicated, nor does it purport to represent the Company’s financial position or results of operations as of any future date or for any future period.

The unaudited pro forma financial information reflects only the acquisition of the Properties because those were the only significant property acquisitions completed during the period.  Management believes all material adjustments necessary to reflect the effect of the acquisition of the Properties have been made to the unaudited pro forma financial information.

CUBESMART

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2011 (unaudited)

(amounts in thousands)

	Historical	Pro Forma Adjustments
	(A)	(B)	Pro Forma

ASSETS
Storage facilities	$1,740,880	$534,067	$2,274,947
Less: Accumulated depreciation	(307,675)	-	(307,675)
Storage facilities, net	1,433,205	534,067	1,967,272
Cash and cash equivalents	12,491	-	12,491
Restricted cash	11,228	-	11,228
Loan procurement costs, net of amortization	11,574	(2,245)	9,329
Investment in real estate ventures, at equity	15,438	-	15,438
Other assets, net	19,182	29,192	48,374
Total assets	$1,503,118	$561,014	$2,064,132

LIABILITIES AND EQUITY

Unsecured term loans	$300,000	$198,380	$498,380
Mortgage loans and notes payable	346,018	92,144	438,162
Accounts payable, accrued expenses and other liabilities	50,028	-	50,028
Distributions payable	7,293	-	7,293
Deferred revenue	9,326	1,186	10,512
Security deposits	476	62	538
Total liabilities	713,141	291,772	1,004,913
			-
Noncontrolling interests in the Operating Partnership	42,521	-	42,521

Commitments and contingencies

Equity
Preferred shares	-	31	31
Common shares	990	230	1,220
Additional paid in capital	1,030,847	277,155	1,308,002
Accumulated other comprehensive loss	(9,484)	-	(9,484)
Accumulated deficit	(314,380)	(8,174)	(322,554)
Total CubeSmart shareholders’ equity	707,973	269,242	977,215
Noncontrolling interest in subsidiaries	39,483	-	39,483
Total equity	747,456	269,242	1,016,698
Total liabilities and equity	$1,503,118	$561,014	$2,064,132

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

CUBESMART

Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2011 (unaudited)

(amounts in thousands, except per share data)

	Historical	Pro Forma Adjustments
	(C)	(D)	Pro Forma

REVENUES
Rental income	$155,429	$23,899	$179,328
Other property related income	15,894	4,042	19,936
Property management fee income	2,634	-	2,634
Total revenues	173,957	27,941	201,898
OPERATING EXPENSES
Property operating expenses	74,054	9,838	83,892
Depreciation and amortization	46,862	18,946	65,808
General and administrative	18,350	-	18,350
Total operating expenses	139,266	28,784	168,050
OPERATING INCOME	34,691	(843)	33,848
OTHER INCOME (EXPENSE)
Interest:
Interest expense on loans	(24,596)	(8,066)	(32,662)
Loan procurement amortization expense	(4,124)	(400)	(4,524)
Loan procurement amortization expense - early repayment of debt	(2,085)	-	(2,085)
Interest income	21	-	21
Acquisition related costs	(629)	-	(629)
Equity in losses of real estate ventures	(24)	-	(24)
Other	(200)	-	(200)
Total other expense	(31,637)	(8,466)	(40,103)

INCOME (LOSS) FROM CONTINUING OPERATIONS	3,054	(9,309)	(6,255)

Noncontrolling interests in the Operating Partnership	(368)	-	(368)
Noncontrolling interest in subsidiaries	(2,011)	-	(2,011)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO THE COMPANY
	675	(9,309)	(8,634)

Basic and diluted earnings (loss) per share from continuing operations attributable to common shareholders	$0.01		$(0.07)

Weighted-average basic shares outstanding	98,836		121,836
Weighted-average diluted shares outstanding	100,264		121,836

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

CUBESMART

Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2010 (unaudited)

(amounts in thousands, except per share data)

	Historical	Pro Forma Adjustments
	(E)	(F)	Pro Forma
REVENUES
Rental income	$195,357	$29,933	$225,290
Other property related income	18,640	4,910	23,550
Property management fee income	2,829	-	2,829
Total revenues	216,826	34,843	251,669
OPERATING EXPENSES
Property operating expenses	93,696	12,638	106,334
Depreciation and amortization	62,945	53,546	116,491
General and administrative	25,406	-	25,406
Total operating expenses	182,047	66,184	248,231
OPERATING INCOME	34,779	(31,341)	3,438
OTHER INCOME (EXPENSE)
Interest:
Interest expense on loans	(37,794)	(10,784)	(48,578)
Loan procurement amortization expense	(6,463)	(535)	(6,998)
Loan procurement amortization expense- early repayment of debt	-	(6,082)	(6,082)
Interest income	621	-	621
Acquisition related costs	(759)	(2,092)	(2,851)
Other	(235)	-	(235)
Total other expense	(44,630)	(19,493)	(64,123)

LOSS FROM CONTINUING OPERATIONS	(9,851)	(50,834)	(60,685)

Noncontrolling interests in the Operating Partnership	381	-	381
Noncontrolling interest in subsidiaries	(1,755)	-	(1,755)
NET LOSS FROM CONTINUING OPERATIONS
ATTRIBUTABLE TO THE COMPANY	(11,225)	(50,834)	(62,059)
Basic and diluted loss per share from continuing operations attributable to common shareholders	$(0.12)		$(0.53)

Weighted-average basic and diluted shares outstanding	93,998		116,998

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

CUBESMART

Notes to Pro Forma Condensed Consolidated Financial Information

Nine-month period ended September 30, 2011 and year ended December 31, 2010 (unaudited)

(A)   Reflects the Company’s Consolidated Balance Sheet as of September 30, 2011.

(B)    Reflects adjustments related to the acquisition of the Properties. The purchase price is allocated to the individual facilities based upon an income approach or a cash flow analysis using appropriate risk-adjusted capitalization rates, which take into account the relative size, age and location of each facility comprising the Properties along with current and projected occupancy and rental rate levels or appraised values, if available.

Allocations to the individual assets and liabilities comprising the Properties are based upon comparable market sales information for land, buildings and improvements and estimates of depreciated replacement cost of equipment. In allocating the purchase price for an acquisition, we determine whether the acquisition includes intangible assets or liabilities. Substantially all of the leases in place at the Properties are at market rates, as the majority of the leases are month-to-month contracts. Accordingly, no portion of the purchase price has been allocated to above- or below-market lease intangibles. The actual amounts allocated to the classes of assets and liabilities comprising the Properties may differ materially from the pro forma amounts presented below (in thousands):

Land	$61,841
Buildings and improvements	410,836
Equipment	61,390
Intangible assets	28,215
Assumed assets	977
Assumed liabilities	(1,248)
Closing costs	2,092
Net purchase price paid	$564,103

•                  Intangible assets represent the difference between the portion of the Properties valued with existing in-place leases and the portion of the Properties valued as if vacant.

•                  The $564.1 million of cash required to fund the acquisition of the properties was generated from:

o                 borrowings made pursuant to our unsecured term loans.

o                 mortgages assumed related to six of the properties acquired totaling $92.1 million.

o                 additional common and preferred shares offered.  Additional common share offering proceeds of $202.5 million, net of offering costs, are reflected as received as of September 30, 2011 (based on offering proceeds actually received as of October 31, 2011) and additional preferred share offering proceeds of $74.9 million, net of offering costs, are reflected as received as of September 30, 2011 (based on offering proceeds actually received as of November 2, 2011 and November 14, 2011).

•                  The adjustment to accumulated deficit includes closing costs of $2.1 million and loan procurement amortization expense — early repayment of debt of $6.1 million.

•                  In connection with obtaining a new term loan facility, the Company paid additional deferred financing costs of $3.4 million and wrote off deferred financing fees related to the previous revolving credit facility of $6.1 million.  Additionally, in connection with assuming the six property mortgages, the Company paid deferred financing costs of $0.5 million.

(C)    Reflects the Company’s Consolidated Statement of Operations for the nine months ended September 30, 2011.

(D)   Reflects adjustments related to the acquisition of the Properties as though the acquisition of the Properties had been consummated on January 1, 2010.

•                  Income and operating expenses for the nine months ended September 30, 2011 represent actual results based on information provided by the prior owner of the Properties.

•                  The Properties will be depreciated on a straight-line basis based upon estimated useful lives, which range from five to 39 years.

•                  In-place lease intangibles will be amortized on a straight-line basis over one year as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

•                  The pro forma adjustments relating to incremental interest expense were based on a 3.09% average rate on the Company’s unsecured term loan borrowings of $198.4 million and the rates on the six mortgage loans that will be assumed.  The mortgage loans that will be assumed had the following terms as of September 30, 2011:

	Loan Amount (in thousands)	Rate	Maturity

135th Street	$29,819	5.30%	6/1/2021
Bartow	24,897	5.30%	6/1/2021
Wilton	13,317	5.17%	8/11/2015
New Rochelle	9,301	5.90%	1/1/2015
Southern	9,273	5.45%	11/1/2020
Boston Road	3,255	5.45%	11/1/2020
Unamortized fair value adjustment	2,282
	$92,144

•                  The pro forma weighted average shares of common stock outstanding for the nine months ended September 30, 2011 was calculated assuming all shares sold through November 14, 2011 were issued on January 1, 2010.

(E)     Reflects the Company’s Consolidated Statement of Operations for the year ended December 31, 2010.

(F)      Reflects adjustments related to the acquisition of the Properties as though the acquisition of the Properties had been consummated on January 1, 2010.

•                  Income and operating expenses for the year ended December 31, 2010 represent actual results based on information provided by the prior owner of the Properties.

•                  The Properties will be depreciated on a straight-line basis based upon estimated useful lives, which range from five to 39 years.

•                  In-place lease intangibles will be amortized on a straight-line basis over one year as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

•                  Increase of acquisition costs associated with the property acquisitions included in (B). The pro forma Condensed Consolidated Statement of Operations assumes the acquisition of these properties took place on January 1, 2010.

•                  The pro forma adjustments relating to incremental interest expense were based on a 3.09% average rate on the Company’s unsecured term loan borrowings of $198.4 million and the rates on the six mortgage loans that will be assumed.  The mortgage loans that will be assumed have the following terms as of September 30, 2011:

	Loan Amount (in thousands)	Rate	Maturity

135th Street	$29,819	5.30%	6/1/2021
Bartow	24,897	5.30%	6/1/2021
Wilton	13,317	5.17%	8/11/2015
New Rochelle	9,301	5.90%	1/1/2015
Southern	9,273	5.45%	11/1/2020
Boston Road	3,255	5.45%	11/1/2020
Unamortized fair value adjustment	2,282
	$92,144

•                  Increase of loan procurement amortization expense — early repayment of debt associated with write-off of deferred financing fees included in (B).  The pro forma Condensed Consolidated Statement of Operations assumes the transaction took place on January 1, 2010.

•                  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2010 was calculated assuming all shares sold through November 14, 2011 were issued on January 1, 2010.

CUBESMART, L.P.

Pro Forma Condensed Consolidated Financial Information

Nine Months Ended September 30, 2011 and Year Ended December 31, 2010 (unaudited)

The following unaudited pro forma Condensed Consolidated Balance Sheet of CubeSmart, L.P. (the Operating Partnership) as of September 30, 2011 and unaudited pro forma Condensed Consolidated Statements of Operations of the Operating Partnership for the year ended December 31, 2010 and the nine months ended September 30, 2011 have been prepared as if the acquisition from Storage Deluxe of a portfolio of 22 open and operating self-storage facilities (the Properties) had occurred on September 30, 2011 for the pro forma consolidated balance sheet and on January 1, 2010 for both pro forma condensed consolidated statements of operations.  The unaudited pro forma financial information has been prepared as if proceeds from the Operating Partnership’s common and preferred offerings, borrowings from the Operating Partnership’s unsecured credit facility and assumption of debt encumbering certain acquired properties had occurred on September 30, 2011.

Such unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Operating Partnership, including the notes thereto, which were filed as part of the Company’s Registration Statement on Form 10, as amended, and the Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.  The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of the results of operations of the Operating Partnership that would have been attained had the acquisition of the Properties been completed on the dates indicated, nor does it purport to represent the Operating Partnership’s financial position or results of operations as of any future date or for any future period.

The unaudited pro forma financial information reflects only the acquisition of the Properties because those were the only significant property acquisitions completed during the period.  Management believes all material adjustments necessary to reflect the effect of the acquisition of the Properties have been made to the unaudited pro forma financial information.

CUBESMART, L.P.

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2011 (unaudited)

(amounts in thousands)

	Historical	Pro Forma Adjustments
	(G)	(H)	Pro Forma

ASSETS
Storage facilities	$1,740,880	$534,067	$2,274,947
Less: Accumulated depreciation	(307,675)	-	(307,675)
Storage facilities, net	1,433,205	534,067	1,967,272
Cash and cash equivalents	12,491	-	12,491
Restricted cash	11,228	-	11,228
Loan procurement costs, net of amortization	11,574	(2,245)	9,329
Investment in real estate ventures, at equity	15,438	-	15,438
Other assets, net	19,182	29,192	48,374
Total assets	$1,503,118	$561,014	$2,064,132

LIABILITIES AND CAPITAL

Unsecured term loans	$300,000	$198,380	$498,380
Mortgage loans and notes payable	346,018	92,144	438,162
Accounts payable, accrued expenses and other liabilities	50,028	-	50,028
Distributions payable	7,293	-	7,293
Deferred revenue	9,326	1,186	10,512
Security deposits	476	62	538
Total liabilities	713,141	291,772	1,004,913
			-
Limited Partnership interest of third parties	42,521	-	42,521

Commitments and contingencies

Capital
Operating Partner	717,457	269,242	986,699
Accumulated other comprehensive loss	(9,484)	-	(9,484)
Total CubeSmart L.P. capital	707,973	269,242	977,215
Noncontrolling interest in subsidiaries	39,483	-	39,483
Total capital	747,456	269,242	1,016,698
Total liabilities and capital	$1,503,118	$561,014	$2,064,132

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

CUBESMART, L.P.

Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2011 (unaudited)

(amounts in thousands, except per unit data)

	Historical	Pro Forma Adjustments
	(I)	(J)	Pro Forma

REVENUES
Rental income	$155,429	$23,899	$179,328
Other property related income	15,894	4,042	19,936
Property management fee income	2,634	-	2,634
Total revenues	173,957	27,941	201,898
OPERATING EXPENSES
Property operating expenses	74,054	9,838	83,892
Depreciation and amortization	46,862	18,946	65,808
General and administrative	18,350	-	18,350
Total operating expenses	139,266	28,784	168,050
OPERATING INCOME	34,691	(843)	33,848
OTHER INCOME (EXPENSE)
Interest:
Interest expense on loans	(24,596)	(8,066)	(32,662)
Loan procurement amortization expense	(4,124)	(400)	(4,524)
Loan procurement amortization expense - early repayment of debt	(2,085)	-	(2,085)
Interest income	21	-	21
Acquisition related costs	(629)	-	(629)
Equity in losses of real estate ventures	(24)	-	(24)
Other	(200)	-	(200)
Total other expense	(31,637)	(8,466)	(40,103)

INCOME (LOSS) FROM CONTINUING OPERATIONS	3,054	(9,309)	(6,255)

Limited Partnership interest of third parties	(368)	-	(368)
Noncontrolling interest in subsidiaries	(2,011)	-	(2,011)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO THE OPERATING PARTNER	675	(9,309)	(8,634)

Basic and diluted earnings (loss) per unit from continuing operations attributable to common unitholders	$0.01		$(0.07)

Weighted-average basic units outstanding	98,836		121,836
Weighted-average diluted units outstanding	100,264		121,836

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

CUBESMART, L.P.

Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2010 (unaudited)

 (amounts in thousands, except per unit data)

	Historical	Pro Forma Adjustments
	(K)	(L)	Pro Forma

REVENUES
Rental income	$195,357	$29,933	$225,290
Other property related income	18,640	4,910	23,550
Property management fee income	2,829	-	2,829
Total revenues	216,826	34,843	251,669
OPERATING EXPENSES
Property operating expenses	93,696	12,638	106,334
Depreciation and amortization	62,945	53,546	116,491
General and administrative	25,406	-	25,406
Total operating expenses	182,047	66,184	248,231
OPERATING INCOME	34,779	(31,341)	3,438
OTHER INCOME (EXPENSE)
Interest:
Interest expense on loans	(37,794)	(10,784)	(48,578)
Loan procurement amortization expense	(6,463)	(535)	(6,998)
Loan procurement amortization expense-early repayment of debt	-	(6,082)	(6,082)
Interest income	621	-	621
Acquisition related costs	(759)	(2,092)	(2,851)
Other	(235)	-	(235)
Total other expense	(44,630)	(19,493)	(64,123)

LOSS FROM CONTINUING OPERATIONS	(9,851)	(50,834)	(60,685)

Limited Partnership interest of third parties	381	-	381
Noncontrolling interest in subsidiaries	(1,755)	-	(1,755)
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO THE OPERATING PARTNER	(11,225)	(50,834)	(62,059)
Basic and diluted loss per unit from continuing operations attributable to common unitholders	$(0.12)		$(0.53)

Weighted-average basic and diluted units outstanding	93,998		116,998

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

CUBESMART, L.P.

Notes to Pro Forma Condensed Consolidated Financial Information

Nine Months Ended September 30, 2011 and Year Ended December 31, 2010 (unaudited)

(G)    Reflects the Operating Partnership’s Consolidated Balance Sheet as of September 30, 2011.

(H)   Reflects adjustments related to the acquisition of the Properties. The purchase price is allocated to the individual facilities based upon an income approach or a cash flow analysis using appropriate risk-adjusted capitalization rates, which take into account the relative size, age and location of each facility comprising the Properties along with current and projected occupancy and rental rate levels or appraised values, if available.

Allocations to the individual assets and liabilities comprising the Properties are based upon comparable market sales information for land, buildings and improvements and estimates of depreciated replacement cost of equipment. In allocating the purchase price for an acquisition, we determine whether the acquisition includes intangible assets or liabilities. Substantially all of the leases in place at the Properties are at market rates, as the majority of the leases are month-to-month contracts. Accordingly, no portion of the purchase price has been allocated to above- or below-market lease intangibles. The actual amounts allocated to the classes of assets and liabilities comprising the Properties may differ materially from the pro forma amounts presented below (in thousands):

Land	$61,841
Buildings and improvements	410,836
Equipment	61,390
Intangible assets	28,215
Assumed assets	977
Assumed liabilities	(1,248)
Closing costs	2,092
Net purchase price paid	$564,103

•                  Intangible assets represent the difference between the portion of the Properties valued with existing in-place leases and the portion of the Properties valued as if vacant.

•                  The $564.1 million of cash required to fund the acquisition of the properties was generated from:

o                 borrowings made pursuant to our unsecured term loans.

o                 mortgages assumed related to six of the properties acquired totaling $92.1 million.

o                 additional common and preferred units offered.  Additional common unit offering proceeds of $202.5 million, net of offering costs, are reflected as received as of September 30, 2011 (based on offering proceeds actually received as of October 31, 2011) and additional preferred unit offering proceeds of $74.9 million, net of offering costs, are reflected as received as of September 30, 2011 (based on offering proceeds actually received as of November 2, 2011 and November 14, 2011).

•     The adjustment to accumulated deficit includes closing costs of $2.1 million and loan procurement amortization expense — early repayment of debt of $6.1 million.

•     In connection with obtaining a new term loan facility, the Operating Partnership paid additional deferred financing costs of $3.4 million and wrote off deferred financing fees related to the previous revolving credit facility of $6.1 million.  Additionally, in connection with assuming the six property mortgages, the Operating Partnership paid deferred financing costs of $0.5 million.

(I)         Reflects the Operating Partnership’s Consolidated Statement of Operations for the nine months ended September 30, 2011.

(J)        Reflects adjustments related to the acquisition of the Properties as though the acquisition of the Properties had been consummated on January 1, 2010.

•                  Income and operating expenses for the nine months ended September 30, 2011 represent actual results based on information provided by the prior owner of the Properties.

•                  The Properties will be depreciated on a straight-line basis based upon estimated useful lives, which range from five to 39 years.

•                  In-place lease intangibles will be amortized on a straight-line basis over one year as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

•                  The pro forma adjustments relating to incremental interest expense were based on a 3.09% average rate on the Operating Partnership’s unsecured term loan borrowings of $198.4 million and the rates on the six mortgage loans that will be assumed.  The mortgage loans that will be assumed have the following terms as of September 30, 2011:

	Loan Amount (in thousands)	Rate	Maturity

135th Street	$29,819	5.30%	6/1/2021
Bartow	24,897	5.30%	6/1/2021
Wilton	13,317	5.17%	8/11/2015
New Rochelle	9,301	5.90%	1/1/2015
Southern	9,273	5.45%	11/1/2020
Boston Road	3,255	5.45%	11/1/2020
Unamortized fair value adjustment	2,282
	$92,144

•                  The pro forma weighted average units of common stock outstanding for the nine months ended September 30, 2011 was calculated assuming all units sold through November 14, 2011 were issued on January 1, 2010.

(K)   Reflects the Operating Partnership’s Consolidated Statement of Operations for the year ended December 31, 2010.

(L)     Reflects adjustments related to the acquisition of the Properties as though the acquisition of the Properties had been consummated on January 1, 2010.

•                  Income and operating expenses for the year ended December 31, 2010 represent actual results based on information provided by the prior owner of the Properties.

•                  The Properties will be depreciated on a straight-line basis based upon estimated useful lives, which range from five to 39 years.

•                  In-place lease intangibles will be amortized on a straight-line basis over one year as a component of amortization expense. The purchase price allocation for pro forma financial statement purposes are preliminary and may be subject to change.

•                  Increase of acquisition costs associated with the property acquisitions included in (B). The pro forma Condensed Consolidated Statement of Operations assumes the acquisition of these properties took place on January 1, 2010.

•                  The pro forma adjustments relating to incremental interest expense were based on a 3.09% average rate on the Operating Partnership’s unsecured term loan borrowings of $198.4 million and the rates on the six mortgage loans that will be assumed.  The mortgage loans that will be assumed have the following terms as of September 30, 2011:

	Loan Amount (in thousands)	Rate	Maturity

135th Street	$29,819	5.30%	6/1/2021
Bartow	24,897	5.30%	6/1/2021
Wilton	13,317	5.17%	8/11/2015
New Rochelle	9,301	5.90%	1/1/2015
Southern	9,273	5.45%	11/1/2020
Boston Road	3,255	5.45%	11/1/2020
Unamortized fair value adjustment	2,282
	$92,144

•                  Increase of loan procurement amortization expense — early repayment of debt associated with write-off of deferred financing fees included in (H).  The pro forma Condensed Consolidated Statement of Operations assumes the transaction took place on January 1, 2010.

•                  The pro forma weighted average units of common stock outstanding for the year ended December 31, 2010 was calculated assuming all units sold through November 14, 2011 were issued on January 1, 2010.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.
23.2	Consent of KPMG LLP.